UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    ---------

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report: July 2, 2001


                          COMMISSION FILE NO. 333-71213

                         MINNESOTA CORN PROCESSORS, LLC
             (Exact name of registrant as specified in its charter)

                  COLORADO                           41-1928467
     (State or other jurisdiction of     (I.R.S. Employer Identification No.)
      incorporation or organization)

                  901 NORTH HIGHWAY 59, MARSHALL, MN 56258-2744
                    (Address of principal executive offices)

                                 (507) 537-2676
               (Registrant's telephone number including area code)

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ITEM 5.   OTHER EVENTS

          Effective immediately, Joe Bennett, General Counsel of Minnesota Corn Processors, LLC has been promoted to the position of Corporate Secretary and Mr. Bennett will join MCP's Executive Staff.

          A press release describing this matter in more detail is attached hereto as Exhibit 99.1 and incorporated by reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (c) Exhibits

          99.1 Press release dated July 2, 2001 announcing Mr. Bennett's promotion.


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


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        MINNESOTA CORN PROCESSORS, LLC





Dated: July 3, 2001

                                        By /s/ L. Dan Thompson
                                           -------------------------------------
                                           L. Dan Thompson
                                           President and Chief Executive Officer


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